                                                           EXHIBIT 10.12.4


                             THE SYSTEM WORKS, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT


     No. of Shares subject to option:   112,430.  Option No. ___________.

     This THE SYSTEM WORKS, INC. NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 29th day of July, 1988, between THE SYSTEM WORKS, INC., a Georgia corporation (the "Company"), and JOHN W.
BLEND, III (the "Optionee").

                              W I T N E S S E T H:

     SECTION 1. GRANT OF OPTION. Pursuant to the provisions of The System Works, Inc. Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, a non-qualified stock option (the "Option"), subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, giving the Optionee the right to purchase from the Company all or any part of an aggregate 112,430 shares (the "Shares") of the $.01 par value common stock of the Company at the purchase price of $2.7211 per Share, such Option to be exercised as hereinafter provided.

     SECTION 2. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

     (a) EXPIRATION DATE. Subject to the terms and conditions hereof, this Option shall be exercisable until, and shall expire on, December 31, 1998.

     (b) EXERCISE OF OPTION. This Option may be exercised, to the extent exercisable by its terms, in whole or in part at any time on and after the date hereof to the expiration date set forth hereinabove. Any exercise shall be accompanied by a written notice to the Company, in the form as attached hereto, appropriately completed, specifying the number of Shares as to which the Option is being exercised. Any partial exercise must be for at least 100 shares unless the remaining number of shares available for purchase hereunder is less than
100. Notation of any partial exercise shall be made by the Company on Schedule A hereto.

     (c) PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise, the purchase price of the Shares as to which this Option shall be exercised shall be paid to the Company in cash or with shares of the Company owned by the Optionee for a period of at least six (6) months before such tender or with a Promissory Note substantially in the form attached hereto as Exhibit A, or a combination of cash, shares of the Company or a Promissory Note. The use of a Promissory Note to pay all or a portion of the total purchase price may be solely at the Optionee's election if he is employed by the Company on a full-time basis on the date of exercise, but shall require the Company's written consent if Optionee is not employed on the date of exercise on such full-time basis. Shares of the Company tendered in payment for such Shares shall be valued at an amount equal to (i) the closing bid price for the Company's common stock quoted on the over-the-counter market for the most recent date prior to the date of such tender, or (ii) the closing transaction price for the Company's common stock quoted on a national securities market for the most recent date prior to the date of such tender, or (iii) in the absence of any such public quotation, the per Share value determined by the Board of Directors of the Company.

     (d) EXERCISE UPON DEATH OR TERMINATION OF EMPLOYMENT. (1) In the event of the death of the Optionee, this Option may be exercised by the person or persons to whom the Optionee's rights under this Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within the expiration date specified in subparagraph (a) of this Section 2. (2) If Optionee's employment with the Company or a Subsidiary shall terminate for any reason, Optionee may exercise the Option at any time, or from time to time, within the expiration date specified in subparagraph (a) of this Section 2.

     (e) NONTRANSFERABILITY. This Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of Optionee, this Option shall be exercisable only by him.

     (f) ADJUSTMENTS. In the event of any change in the capital of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Shares at a price substantially below fair market value, or of any similar change affecting the Shares, then in any event the number and kind of shares subject to this Option and their purchase price per share shall be appropriately adjusted consistent with such change. Any such change shall be made in accordance with Treasury Regulation Section 1.425-(1)(a) or its successor regulation or ruling such that the change will not cause a reissuance of the Option. Any adjustment so made shall be final and binding upon Optionee.

     (g) TAX IMPACT ON OPTIONEE. The Optionee shall be responsible for all federal and state income taxes which he incurs as the result of the exercise of this Option and the subsequent sale of the Shares acquired thereby. As long as the Optionee is employed by the Company on a full-time basis, however, the Company will assist him in paying the tax liability from the exercise of this Option, or any part hereof, by (1) lending the Optionee an amount equal to such tax liability, up to $250,000 in the aggregate, to be repaid within twelve
(12) months after the date of any such loan or loans, or (2) otherwise providing indirect assistance, up to $250,000 in the aggregate, to Optionee so that he can fully discharge such tax liability. While the maximum loan amount or indirect assistance, or combination thereof, shall not exceed an aggregate of $250,000 at any one time, there shall be no limit to the number of times that Optionee may obtain such assistance within the time period specified in Section 2(a).

     Indirect assistance shall include, but not be limited to guaranteeing or co-signing the indebtedness of the Optionee incurred to pay any such tax liability. The Company shall have the right, in its sole discretion, to provide a loan or indirect assistance to the Optionee, however the form and terms of such indirect assistance shall be acceptable to the Optionee. Any such loan or loans to Optionee shall be evidenced by a promissory note, substantially in the form as attached hereto, appropriately changed and completed.

     (h) NO RIGHTS AS STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to any Shares subject to this Option prior to the date of issuance to him of a certificate or certificates for such Shares.

     (i) NO RIGHT TO CONTINUED EMPLOYMENT. This Option shall not confer upon Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of his employer to terminate his employment at any time.

     (j) COMPLIANCE WITH LAW AND REGULATIONS. This Option and the obligation of the Company to sell and deliver Shares hereunder shall be subject to all applicable laws, rules and regulations, including, but not limited to, those of the United States and its states, and to such approvals by any governmental or regulatory agency as may be required.

     SECTION 3.  INVESTMENT REPRESENTATION.  The Committee appointed pursuant to
Section 3 of the Plan may require Optionee to furnish the Company, prior to the issuance of any Shares upon the exercise of all or any part of this Option, an agreement (in such form as such Committee may specify) in which Optionee represents that the Shares acquired by him upon exercise, if the Shares are not registered pursuant to applicable state and/or federal securities laws, are being acquired for investment and not with a view to the sale or distribution thereof.

     SECTION 4. OPTIONEE BOUND BY PLAN. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

     SECTION 5. NOTICES. Any notice hereunder to the Company shall be addressed to it at its administrative office at 1640 Powers Ferry Road, Building Eleven, Marietta, Georgia 30067; Attention: Treasurer, and any notice hereunder to Optionee shall be addressed to same at 1895 Monticello Court, Dunwoody, Georgia 30350; subject to the right of either party to hereafter designate in writing some other address.

     SECTION 6. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with Georgia law, to the extent such construction and interpretation does not adversely affect the treatment of any option intended to qualify as an Option under the Code.

     SECTION 7. COUNTERPARTS. This Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, The System Works, Inc. has caused this Agreement to be executed by its President or a Vice President and Optionee has executed this Agreement as of the date first above written.


[CORPORATE SEAL]                        THE SYSTEM WORKS, INC.



Attest:   /s/ Alice K. Welden               By:  /s/ David P. Welden
        ----------------------              ------------------------------------
Title:   Secretary                      Title:  President



                                        /s/ John W. Blend, III
                                        ----------------------------------------
                                        John W. Blend, III, Optionee

                                   SCHEDULE A

                           RECORD OF PARTIAL EXERCISE


--------------------------------------------------------------------------------
                Number of         Balance of
Date of          Shares             Shares          Authorized        Notation
Exercise        Purchased         on Option         Signature           Date
--------------------------------------------------------------------------------

                           STOCK OPTION EXERCISE FORM


                                                      __________________________
                                                      Date

Attention:  Treasurer of The System Works, Inc.

Dear Sir:

     The undersigned elects to exercise that certain Option to purchase __________________ Shares, $.01 par value, of The System Works, Inc. under and pursuant to a grant of an option on __________________________, under The System Works, Inc. Stock Option Plan (the "Plan").

     In consideration of the total price of $_____________________ for the shares purchased hereby, the undersigned herewith delivers (1) a certified check of the Optionee, or bank cashier's or teller's check, in the amount of $__________________ in payment of the total purchase price, or (ii) ___________________ shares of the $.01 par value common stock of The System Works, Inc. which have been owned by the undersigned for at least six (6) months and have a fair market value (as established by the Plan) on the date hereof of $_________________ per share, or (iii) a Promissory Note in the amount of $_______________________, or (iv) a combination of (i), (ii) or (iii) equal to the total purchase price.

     The full legal name, current address and social security number of the undersigned are as follows:

     Name: ___________________________________________________________

     Address: ________________________________________________________

     Social Security Number: _________________________________________

     The undersigned acknowledges that the shares being purchased hereby are not registered under the Securities Act of 1933, as amended (the "Act") or under any applicable state securities law. The undersigned represents and warrants to the Company, and to each of its directors, officers, and control persons as follows: that all of the Shares being purchased hereunder are being acquired for investment purposes only and not with a view to the further sale or distribution thereof; that such shares may not be sold, transferred, pledged, hypothecated, alienated or otherwise assigned or disposed of by the undersigned or the heirs and successors of the undersigned without either (i) registration under the Act and any applicable state securities law, (ii) qualification under an exemption promulgated pursuant to the Act and/or law, or (iii) an opinion of counsel, which opinion is satisfactory to The System Works, Inc., and its counsel, to the effect that such registration or qualification is not required.

                                        Very truly yours,



                                        ___________________________________
                                        John W. Blend, III
                                        Optionee

                                   EXHIBIT "A"

                                 PROMISSORY NOTE


$____________________                                           Atlanta, Georgia
                                                                Date:___________

     FOR VALUE RECEIVED, the undersigned _____________________________, a resident __________________________________ (hereinafter the "Obligor"), promises to pay to the order of THE SYSTEM WORKS, INC., a Georgia corporation (hereinafter, together with any subsequent holder or transferee hereof, the "Holder"), at 1640 Powers Ferry Road, Building Eleven, Marietta, Georgia 30067, or at such other address as the Holder shall specify, the principal sum of _______________________________ ($______________), together with simple interest on the unpaid balance of such principal amount outstanding from time to time at the rate of ____________ percent (______) per annum.

     This Promissory Note (hereinafter the "Note"), and all interest thereon, shall be payable one year from the date hereof.

     Any payment of principal not paid to the Holder when due as set forth above shall bear interest at the rate of fifteen percent (15%) per annum until paid.

     The Obligor shall be entitled, at any time and from time to time, without the consent of the Holder and without paying any penalty or premium therefor, to prepay all or any portion or portions of the outstanding principal amount hereof and any interest accrued thereon.

     The indebtedness payable under this Note is secured by a pledge of the common stock of The System Works, Inc. being purchased hereby and other personal collateral of the Obligor as follows:________________________________________________________________________
___________________________________________________________________________.

     Should any default be made in the payment of principal as stipulated above, the principal indebtedness evidenced hereby, and all interest accrued thereon shall, without notice to the Obligor, at once become due and payable and may be collected forthwith.

     Time is of the essence in this Note, and in the event this Note is collected by law or through an attorney at law, the Obligor agrees to pay all reasonable costs of collection, including all court costs and attorneys' fees. This Note shall be governed by the laws and decisions of the State of Georgia.

     No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of any such right or of any other right under this Note. A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any right of remedy on any future occasion.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be duly executed under seal as of the date and year first above written.



                                        OBLIGOR:



                                        __________________________________(Seal)

                                        ________________________________________
                                        (Print Name)

                                         SCHEDULE TO EXHIBIT 10.12.4


                      SCHEDULE OF TERMS OF
                    STOCK OPTION AGREEMENTS
  GRANTED PURSUANT TO THE 1984 STOCK OPTION PLAN, AS AMENDED,
                      TO JOHN W. BLEND, III


   DATE OF        TYPE OF         NUMBER OF    EXERCISE    EXPIRATION
  AGREEMENT       OPTION          SHARES        PRICE        DATE
 ----------   --------------      -----------  ---------   -----------
   7/29/88     Non-qualified        54,237      $2.7211     12/31/98
   7/29/88     Non-qualified       112,430       2.7211     12/31/98